          -------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                   HIGH YIELD
                                   FUND, INC.
          -------------------------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER

                           MORGAN STANLEY DEAN WITTER
                              HIGH YIELD FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs                                Fergus Reid
CHAIRMAN OF THE BOARD OF DIRECTORS             DIRECTOR

Harold J. Schaaff, Jr.                         Frederick O. Robertshaw
PRESIDENT AND DIRECTOR                         DIRECTOR

John D. Barrett II                             Stefanie V. Chang
DIRECTOR                                       VICE PRESIDENT

Gerard E. Jones                                Arthur J. Lev
DIRECTOR                                       VICE PRESIDENT

Graham E. Jones                                Joseph P. Stadler
DIRECTOR                                       VICE PRESIDENT

John A. Levin                                  Mary E. Mullin
DIRECTOR                                       SECRETARY

Andrew McNally IV                              Belinda A. Brady
DIRECTOR                                       TREASURER

William G. Morton, Jr.                         Robin L. Conkey
DIRECTOR                                       ASSISTANT TREASURER

Samuel T. Reeves
DIRECTOR
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
----------

For the year ended December 31, 2000, the Morgan Stanley Dean Witter High Yield Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -17.72% compared to -5.21% for the CS First Boston High Yield Index (the "Index"). For the period from the Fund's commencement of operations on November 30, 1993 through December 31, 2000, the Fund's total return, based on net asset value per share, was 51.08% compared to 46.73% for the Index. On December 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $9 7/16, representing a 1.4% premium to the Fund's net asset value per share.

The past year was one of the worst in the history of the high yield market, with high yield indices posting sharply negative total returns.

There were many reasons for the poor performance. The NASDAQ's decline, disappointing earnings announcements, concerns regarding the telecom industry's large funding requirements, declining credit quality among high yield issuers, and fears of a "hard landing" for the U.S. economy all served to create an unfavorable environment for investors. Consequently, demand for high yield securities declined and mutual fund flows turned negative. As a result, yield spreads widened by nearly 400 basis points and closed the year at 959 basis points over U.S. Treasuries - the widest level seen in the high yield market since the "credit crunch" and recession period of 1990-91.

Our sector and security selection decisions in the telecom sector, where we had an overweight compared to the Index, were a key factor behind the Fund's underperformance relative to the Index. Our underweight in the energy sector also detracted from performance, as this sector turned out to be the best performer in the market due to high oil prices and the perceived safety it offered in an uncertain economic environment. Finally, the leverage that is used in the Fund amplied the performance in this poor year. On the positive side, our higher credit quality had a favorable effect on performance during a period in which BB rated securities performed much better than lower-rated bonds. Our overweight in the gaming sector and favorable security selection decisions within both the healthcare and real estate sectors also contributed to results.

As we enter 2001, we see great value in the telecommunication sector and maintain an overweight in this area. To a lesser extent, we remain overweight in the gaming, healthcare, and cable sectors. We also maintain our underweight in the energy sector due to valuation concerns, as well as most other cyclical sectors. The Fund also continued to have an above-Index credit quality and a focus on larger capitalized companies.

With yield spreads in excess of 900 basis points over Treasuries and yields in the 15% area, the high yield market offers very compelling value relative to underlying fundamental risks. Of course, unlike U.S. Treasury securities, high yield securities involve greater risk of default and tend to be more volatile than investment grade fixed income securities. We are optimistic regarding the prospects for attaining much better relative and absolute performance in the high yield market in the coming year.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
President and Director

January 2001

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

HIGH YIELD FIXED INCOME SECURITIES, ALSO KNOWN AS "JUNK BONDS" ARE CONSIDERED SPECULATIVE, INVOLVE GREATER RISK OF DEFAULT AND TEND TO BE MORE VOLATILE THAN INVESTMENT GRADE FIXED INCOME SECURITIES.

Morgan Stanley Dean Witter High Yield Fund, Inc.
Investment Summary as of December 31, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                         TOTAL RETURN (%)
                                            ------------------------------------------------------------------
                                              MARKET VALUE (1)     NET ASSET VALUE (2)         INDEX (3)
                                            --------------------   --------------------   --------------------
                                                         AVERAGE                AVERAGE                AVERAGE
                                            CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                            ----------   -------   ----------   -------   ----------   -------
                   ONE YEAR                    -4.02%     -4.02%     -17.72%    -17.72%      -5.21%     -5.21%
                   FIVE YEAR                   36.13       6.35       26.85       4.87       24.66       4.51
                   SINCE INCEPTION*            42.77       5.15       51.08       5.99       46.73       5.56

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                        Year Ended December 31,

                                   1993*    1994     1995     1996     1997    1998    1999      2000
                                   -----    ----     ----     ----     ----    ----    ----      ----
The Morgan Stanley Dean Witter
High Yield Fund, Inc. (2)          0.00%   -5.53%   26.07%   17.52%   18.48%   4.12%   6.34%   -17.72%
CS First Boston Index (3)          1.26%   -0.98%   17.39%   12.40%   12.65%   0.58%   3.28%    -5.21%

                                                           Year Ended December 31,

                                 1993*     1994      1995      1996      1997      1998      1999       2000
                                 -----     ----      ----      ----      ----      ----      ----       ----
Net Asset Value Per Share       $14.10    $11.96    $13.63    $14.45    $15.19    $13.62    $12.73      $9.31
Market Value Per Share          $14.75    $11.38    $12.88    $14.63    $16.06    $15.38    $11.06      $9.44
Premium/(Discount)                 4.6%     -4.8%     -5.5%      1.3%      5.7%     12.9%    -13.1%       1.4%
Income Dividends                    --     $1.37     $1.27     $1.42     $1.36     $1.42     $1.38      $1.30
Capital Gains Distributions         --        --        --        --     $0.48     $0.83        --         --
Fund Total Return (2)             0.00%    -5.53%    26.07%    17.52%    18.48%     4.12%     6.34%+   -17.72%
Index Total Return (1)(3)         1.26%    -0.98%    17.39%    12.40%    12.65%     0.58%     3.28%     -5.21%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
*   The Fund commenced operations on November 30, 1993.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Dean Witter High Yield Fund, Inc.
Investment Summary as of December 31, 2000
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Short-Term Investments        2.6%
Equity Securities             5.6%
Debt Securities              91.8%

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Transportation             2.7%
Chemicals                  3.2%
Real Estate                3.3%
Paper & Packaging          4.6%
Retail                     4.8%
Gaming                     6.5%
Health Care                6.8%
Communications: Mobile     9.9%
Cable                     12.8%
Communications: Fixed     16.5%
Other                     28.9%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                PERCENT OF
                                                                   TOTAL
                                                                INVESTMENTS
                                                               -------------
 1.  HCA -- The Healthcare Co., 6.91%, 6/15/05                      3.0%
 2.  Nextel Communications, Inc., 0.00%, 9/15/07                    2.2
 3.  Station Casinos, Inc., 10.125%, 3/15/06                        2.1
 4.  Winstar Communications, 0.00%, 4/15/10                         1.8
 5.  Fresenius Medical Capital Trust II, 7.875%, 2/1/08             1.6
 6.  DR Securitized Lease Trust, 7.60%, 8/15/07                     1.5
 7.  Musicland Group, Inc., `B', 9.875%, 3/15/08                    1.5
 8.  Occidente y Caribe `B', 14.00%, 3/15/04                        1.5
 9.  Waste Management, Inc., 7.00%, 10/15/06                        1.4
10.  Norampac, Inc., 9.50%, 2/1/08                                  1.3
                                                                   ----
                                                                   17.9%
                                                                   ====

*    EXCLUDES SHORT-TERM INVESTMENTS.

FINANCIAL STATEMENTS
----------
STATEMENT OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
----------
DECEMBER 31, 2000

                                                           FACE
                                                         AMOUNT            VALUE
                                                          (000)            (000)
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES(89.4%)
--------------------------------------------------------------------------------
AUTOMOTIVE (2.3%)
    Ford Motors Credit Co., Global Bond
       7.375%, 10/28/09                   U.S.$             715   U.S.$    714
    Hayes Lemmerz International, Inc.
  (b,c)8.25%, 12/15/08                                    3,165          2,042
    Lear Corp., 'B'
       7.96%, 5/15/05                                       475            449
    (b)8.11%, 5/15/09                                       300            273
    Tenneco Automotive Inc., 'B'
    (c)11.625%, 10/15/09                                    205             99
                                                                  --------------
                                                                         3,577
                                                                  --------------
--------------------------------------------------------------------------------
CABLE (12.7%)
    Adelphia Communications Corp., 'B'
    (c)7.75%, 1/15/09                                     2,200          1,788
  (b,c)8.375%, 2/1/08                                     2,050          1,763
    (c)9.375%, 11/15/09                                   1,250          1,100
    (b)9.875%, 3/1/07                                       200            187
    British Sky Broadcasting Group PLC
    (b)8.20%, 7/15/09                                     1,945          1,846
    Cablevision SA
       13.75%, 5/1/09                                       630            460
    Callahan Nordrhein-Westfalen
    (b)14.00%, 7/15/10                                    2,100          1,879
    Charter Communications
       10.25%, 1/15/10                                    2,100          2,047
    CSC Holdings, Inc.
    (c)9.875%, 5/15/06                                      570            581
    Echostar DBS Corp.
    (b)9.375%, 2/1/09                                     1,900          1,843
    Multicanal SA
    (c)10.50%, 2/1/07                                       880            620
    NTL, Inc.
  (a,c)0.00%, 4/1/08                                      2,325          1,279
    NTL, Inc., 'B'
    (a)0.00%, 4/1/08                      GBP               750            605
    RCN Corp., 'B'
  (a,c)0.00%, 10/15/07                    U.S.$           3,550          1,243
    Telewest Communication PLC
    (a)0.00%, 4/15/09                     GBP             2,700          1,903
    United Pan-Europe Communications NV
    (b)10.875%, 8/1/09                    U.S.$           1,355            867
                                                                  --------------
                                                                        20,011
                                                                  --------------
--------------------------------------------------------------------------------
CHEMICALS (3.2%)
    Huntsman ICI Chemicals
       10.125%, 7/1/09                    EUR               750            711
    (b)10.125%, 7/1/09                    U.S.$             850            827
    ISP Holding, Inc. 'B'
  (b,c)9.00%, 10/15/03                                    2,450          1,862
    Lyondell Chemicals Co.
  (b,c)9.625%, 5/1/07                     U.S.$           1,620   U.S.   1,571
                                                                  --------------
                                                                         4,971
                                                                  --------------
--------------------------------------------------------------------------------
COMMUNICATIONS: FIXED (14.7%)
    Bayan Telecommunications, Inc.
  (b,c)13.50%, 7/15/06                                    1,410            465
    Esprit Telecommunications Group PLC 'DM'
    (d)11.50%, 12/15/07                   EUR               665              9
    Exodus Communications, Inc.
    (b)11.625%, 7/15/10                   U.S.$           1,695          1,509
    Focal Communications Corp.
    (a)0.00%, 2/15/08                                       390            164
       11.875%, 1/15/10                                   2,025          1,377
    Global Crossing Holding Ltd.
    (c)9.625%, 5/15/08                                    1,975          1,856
    Globix Corp.
       12.50%, 2/1/10                                     1,510            559
    GT Group Telecom, Inc.
       0.00%, 2/1/10                                      2,345            774
    Hermes Europe Railtel BV
       10.375%, 1/15/09                                   1,125            461
       11.50%, 8/15/07                                      945            387
    Hyperion Telecommunications, Inc.
(a,b,c)0.00%, 4/15/03                                     1,580          1,106
    Intermedia Communication, Inc., 'B'
  (a,c)0.00%, 7/15/07                                     2,225          1,335
       8.50%, 1/15/08                                       305            214
       8.60%, 6/1/08                                        885            620
    Level 3 Communications, Inc.
  (a,b)0.00%, 3/15/10                                     1,900            883
    Maxcom Telecomunicaciones 'B'
       13.75%, 4/1/07                                     1,250            600
    Netia Holdings II B.V.
       13.50%, 6/15/09                    EUR               925            730
    NEXTLINK Communications, Inc.
  (a,c)0.00%, 4/15/08                                     3,050          1,586
    (b)10.75%, 11/15/08                                     550            454
    Primus Telecommunications Group, Inc.
       11.25%, 1/5/09                                     1,900            513
       12.75%, 10/15/09                                     560            151
    Primus Telecommunications Group, Inc., 'B'
  (b,c)9.875%, 5/15/08                                    1,000            270
    PSINet, Inc.
       11.00%, 8/1/09                                       450            117
    PSINet, Inc. 'B'
    (c)10.00%, 2/15/05                                    2,675            695
    Rhythms NetConnections, Inc., 'B'
  (a,b)0.00%, 5/15/08                                     2,885            346
  (b,c)14.00%, 2/15/10                                    1,610            370
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                           FACE
                                                         AMOUNT            VALUE
                                                          (000)            (000)
--------------------------------------------------------------------------------
COMMUNICATIONS: FIXED (CONTINUED)
    RSL Communications PLC
    (a)0.00%, 3/1/08                      U.S.$           1,500   U.S.$     56
    (a)0.00%, 6/15/08                     EUR             1,380             53
       9.125%, 3/1/08                     U.S.$           1,900             76
       9.875%, 11/15/09                                     275             18
    (b)12.00%, 11/1/08                                      900             59
    (b)12.25%, 11/15/06                                     300             23
    Tele1 Europe AB
       13.00%, 5/15/09                                    1,910          1,700
    Viatel, Inc.
  (a,c)0.00%, 4/15/08                                     2,400            360
    WAM! Net Inc., 'B'
    (a)13.25%, 3/1/05                                     1,875            431
    Winstar Communications
(a,b,c)0.00%, 4/15/10                                     9,885          2,768
                                                                  --------------
                                                                        23,095
                                                                  --------------
--------------------------------------------------------------------------------
COMMUNICATIONS: MOBILE (8.5%)
    Cellco Finance NV
       12.75%, 8/1/05                                       745            700
    Centennial Cellular
  (b,c)10.75%, 12/15/08                                   1,755          1,650
    CTI Holdings SA
(a,b,c)0.00%, 4/15/08                                     2,010            774
    Dolphin Telecommunication PLC
    (a)0.00%, 6/1/08                      EUR             1,520            178
    Dolphin Telecommunication PLC 'B'
    (b)0.00%, 5/15/09                     U.S.$           2,000            220
    Globalstar LP
    (c)11.375%, 2/15/04                                   1,050            110
    Grupo Iusacell SA DE CV
       14.25%, 12/1/06                                    1,615          1,595
    Motient Corp.
    (b)12.25%, 4/1/08                                     1,810            670
    Nextel Communications, Inc.
  (a,c)0.00%, 9/15/07                                     4,300          3,397
    (a)0.00%, 2/15/08                                       825            602
    Occidente y Caribe 'B'
       14.00%, 3/15/04                                    3,125          2,313
    PTC International Finance II SA
       11.25%, 12/1/09                    EUR             1,290          1,163
                                                                  --------------
                                                                        13,372
                                                                  --------------
--------------------------------------------------------------------------------
ENERGY (2.6%)
    Husky Oil Ltd.
  (a,b)8.90%, 8/15/28                     U.S.$           1,810          1,812
    Nuevo Energy Corp.
    (b)9.375%, 10/1/10                                      920            922
    Vintage Petroleum, Inc.
       8.625%, 2/1/09                                       360            365
    Vintage Petroleum, Inc.
  (b,c)9.75%, 6/30/09                     U.S.$             875   U.S.     928
                                                                  --------------
                                                                         4,027
                                                                  --------------
--------------------------------------------------------------------------------
FINANCIAL (1.6%)
    Anthem Insurance Co.
    (b)9.125%, 4/1/10                                     1,430          1,391
    Golden State Holdings
    (b)7.125%, 8/1/05                                     1,185          1,110
                                                                  --------------
                                                                         2,501
                                                                  --------------
--------------------------------------------------------------------------------
FOOD & BEVERAGES (1.2%)
    Smithfield Foods, Inc.
       7.625%, 2/15/08                                    2,100          1,961
                                                                  --------------
--------------------------------------------------------------------------------
GAMING (6.5%)
    Harrah's Operating Co., Inc.
    (c)7.875%, 12/15/05                                   1,855          1,846
    Horseshoe Gaming Holding
  (b,c)8.625%, 5/15/09                                    2,060          2,016
    International Game Technology
  (b,c)8.375%, 5/15/09                                    1,625          1,621
    Park Place Entertainment
    (c)7.875%, 12/15/05                                     400            392
       8.50%, 11/15/06                                      400            413
    Station Casinos, Inc.
       8.875%, 12/1/08                                      600            588
  (b,c)10.125%, 3/15/06                                   3,200          3,312
                                                                  --------------
                                                                        10,188
                                                                  --------------
--------------------------------------------------------------------------------
GENERAL INDUSTRIAL (1.6%)
    Actuant Corp.
    (b)13.00%, 5/1/09                                       980            892
    Flowserve Corp.
    (b)12.25%, 8/15/10                                    1,560          1,552
                                                                  --------------
                                                                         2,444
                                                                  --------------
--------------------------------------------------------------------------------
HEALTH CARE (6.8%)
    Fresenius Medical Capital Trust II
       7.875%, 2/1/08                                     2,645          2,433
    HCA- The Healthcare Co.
       6.91%, 6/15/05                                     4,825          4,696
       8.75%, 9/1/10                                         75             79
    Tenet Healthcare Corp.
  (b,c)8.125%, 12/1/08                                    1,700          1,717
    (c)8.625%, 1/15/07                                    1,700          1,740
                                                                  --------------
                                                                        10,665
                                                                  --------------
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                           FACE
                                                         AMOUNT            VALUE
                                                          (000)            (000)
--------------------------------------------------------------------------------
HOTELS & LODGING (1.6%)
    Hilton Hotels
       7.95%, 4/15/07                     U.S.$           1,575   U.S.$  1,582
    HMH Properties 'A'
       7.875%, 8/1/05                                       980            943
                                                                  --------------
                                                                         2,525
                                                                  --------------
--------------------------------------------------------------------------------
MEDIA (1.6%)
    Satelites Mexicanos 'B'
    (b)10.125%, 11/1/04                                   1,370            890
    TV Azteca 'B'
  (b,c)10.50%, 2/15/07                                    1,195          1,129
    XM Satellite Radio Holding, Inc.
       14.00%, 3/15/10                                    1,000            550
                                                                  --------------
                                                                         2,569
                                                                  --------------
--------------------------------------------------------------------------------
METALS (2.2%)
    Glencore Nickel Property Ltd.
       9.00%, 12/1/14                                       515            386
    Murrin Murrin Holdings Property Ltd.
    (b)9.375%, 8/31/07                                    2,600          1,950
    National Steel Corp., 'D'
  (b,c)9.875%, 3/1/09                                     2,425            970
    Republic Technologies International
       13.75%, 7/15/09                                      720             72
                                                                  --------------
                                                                         3,378
                                                                  --------------
--------------------------------------------------------------------------------
PAPER & PACKAGING (4.6%)
    Crown Cork & Seal Financial PLC
       7.00%, 12/15/06                                    1,005            512
    Indah Kiat International Finance
    (c)10.00%, 7/1/07                                     1,950            721
    Norampac, Inc.
  (b,c)9.50%, 2/1/08                                      2,080          2,080
    Owens-Illinios, Inc.
       7.35%, 5/15/08                                       660            350
       7.50%, 5/15/10                                     2,250          1,170
       7.80%, 5/15/18                                       145             67
    Pacifica Papers, Inc.
    (b)10.00%, 3/15/09                                    1,680          1,672
    Pindo Deli Finance (Mauritius)
  (b,c)10.75%, 10/1/07                                    1,955            704
                                                                  --------------
                                                                         7,276
                                                                  --------------
--------------------------------------------------------------------------------
REAL ESTATE (3.3%)
    Centex Corp.
       9.75%, 6/15/05                                     1,300          1,332
    D.R. Horton, Inc.
    (c)8.00%, 2/1/09                                      1,105            995
    Lennar Corp., 'B'
       9.95%, 5/1/10                                      1,270          1,295
    Nortek, Inc.
  (b,c)8.875%, 8/1/08                     U.S.$           1,700   U.S.   1,505
                                                                  --------------
                                                                         5,127
                                                                  --------------
--------------------------------------------------------------------------------
RETAIL (4.5%)
    DR Securitized Lease Trust
       6.66%, 8/15/10                                       491            388
       7.60%, 8/15/07                                     2,721          2,393
       9.35%, 8/15/19                                       500            391
    HMV Media Group PLC
       10.25%, 5/15/08                                      490            204
       10.875%, 5/15/08                   GBP             1,035            619
    Musicland Group, Inc.
       9.00%, 6/15/03                     U.S.$             590            584
    Musicland Group, Inc., 'B'
    (c)9.875%, 3/15/08                                    2,400          2,400
                                                                  --------------
                                                                         6,979
                                                                  --------------
--------------------------------------------------------------------------------
SERVICES (2.5%)
    Waste Management, Inc.
    (b)6.875%, 5/15/09                                      180            169
       7.00%, 10/15/06                                    2,225          2,144
    (c)7.125%, 10/1/07                                      960            923
       7.125%, 12/15/17                                     350            301
       7.65%, 3/15/11                                       375            363
                                                                  --------------
                                                                         3,900
                                                                  --------------
--------------------------------------------------------------------------------
SUPERMARKET/DRUG (1.4%)
 (b)CA FM Lease Trust
       8.50%, 7/15/17                                     1,318          1,298
    Stater Bros Holdings
     10.75%, 8/15/06                                      1,110            910
                                                                  --------------
                                                                         2,208
                                                                  --------------
--------------------------------------------------------------------------------
TECHNOLOGY (1.2%)
    Hyundai Semiconductor
    (b)8.25%, 5/15/04                                       790            672
       8.625%, 5/15/07                                      500            388
    Lucent Technologies
       6.45%, 3/15/29                                     1,195            813
                                                                  --------------
                                                                         1,873
                                                                  --------------
--------------------------------------------------------------------------------
TEXTILES AND APPAREL (0.7%)
    Westpoint Stevens Inc.
       7.875%, 6/15/05                                    1,440          1,073
                                                                  --------------
--------------------------------------------------------------------------------
TRANSPORTATION (2.7%)
    Aircraft Lease Portfolio Securitization
       Ltd., 1996-1 P1D
    (b)12.75%, 6/15/06                                    1,526          1,434
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                           FACE
                                                         AMOUNT            VALUE
                                                          (000)            (000)
--------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
    Jet Equipment Trust 'C1'
       8.16%, 12/15/13                    U.S.$           1,500   U.S.$  1,620
    Jet Equipment Trust 'D-95'
       11.44%, 11/1/14                                    1,100          1,164
                                                                  --------------
                                                                         4,218
                                                                  --------------
--------------------------------------------------------------------------------
UTILITIES (1.4%)
    AES Corp.
    (c)8.50%, 11/1/07                                     1,800          1,739
    Paiton Energy Funding BV
    (b)9.34%, 2/15/14                                     1,325            398
                                                                  --------------
                                                                         2,137
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES
    (Cost U.S.$180,583)                                                140,075
                                                                  --------------
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES (0.6%)
--------------------------------------------------------------------------------

    OHA Auto Grantor Trust 1997-1, 'B'
       11.00%, 9/15/03
    (Cost U.S.$1,004)                                     1,001            956
                                                                  --------------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
    OBLIGATION (0.8%)
--------------------------------------------------------------------------------

    DLJ Mortgage Acceptance
       Corp., 1997-CF2-S IO
    (b)0.31%, 10/15/17                                   31,709            659
    Federal Home Mortgage Acceptance Corp.
       7.929%, 11/1/18                                    1,312            341
    GMAC Commercial Mortgage
       Securities, Inc., 1996-C1 X2 IO
       1.81%, 3/15/21                                     5,799            306
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATION
    (Cost U.S.$2,344)                                                    1,306
                                                                  --------------
--------------------------------------------------------------------------------
SOVEREIGN & EMERGING MARKETS (1.0%)
--------------------------------------------------------------------------------
    Federative Republic of Brazil
       11.00%, 8/17/40                                    1,065            868
    Republic of Colombia Global Bond
    (c)9.75%, 4/23/09                                       930            776
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL SOVEREIGN & EMERGING MARKETS
    (Cost U.S.$1,656)                                                    1,644
                                                                  --------------
--------------------------------------------------------------------------------

                                                                         VALUE
                                                         SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCK (0.1%)
--------------------------------------------------------------------------------
COMMUNICATIONS: FIXED (0.1%)
    (e)Tele1 Europe Holding AB ADR
     (Cost U.S.$54)                                      33,640   U.S.$    156
                                                                  --------------
--------------------------------------------------------------------------------
PREFERRED STOCKS (5.3%)
--------------------------------------------------------------------------------
COMMUNICATIONS: FIXED (1.6%)
    (b)Broadwing Communications
         Corp., Series B                                  1,759          1,733
    (e)XO Communications                                  9,620            279
    (e)XO Communications 'E'                             10,710            522
                                                                  --------------
                                                                         2,534
                                                                  --------------
--------------------------------------------------------------------------------
COMMUNICATIONS: MOBILE (1.3%)
  (b,e)Dobson Communications
         Corp., PIK 13.00%                               14,984          1,326
    (e)Nextel Communications,
         Inc., 'D' PIK 13.00%                               765            773
                                                                  --------------
                                                                         2,099
                                                                  --------------
--------------------------------------------------------------------------------
MEDIA (1.0%)
    (e)Paxson Communications
         Corp., PIK 13.25%                               17,292          1,573
                                                                  --------------
--------------------------------------------------------------------------------
RETAIL (0.4%)
    Kmart Financing, 7.75%                               21,250            567
                                                                  --------------
--------------------------------------------------------------------------------
UTILITIES (1.0%)
  (b,e)TNP Enterprises Inc.                               1,550          1,496
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
    (Cost U.S.$8,084)                                                    8,269
                                                                  --------------
--------------------------------------------------------------------------------

                                                         NO. OF
                                                       WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.2%)
--------------------------------------------------------------------------------
COMMUNICATIONS: FIXED (0.1%)
    (e)GT Group Telecom, Inc.,
         expiring 02/01/10                               23,450             82
  (b,e)Maxcom Telecommunicaciones SA DE
         S.V., expiring 04/01/07                          1,250             --  @
                                                                  --------------
                                                                            82
                                                                  --------------
--------------------------------------------------------------------------------
COMMUNICATIONS: MOBILE (0.1%)
  (b,e)Globalstar Telecom,
         expiring 2/15/04                                 1,850             --  @
  (b,e)Motient Corp., expiring
         04/01/08                                        17,250             13
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                         NO. OF           VALUE
                                                       WARRANTS           (000)
--------------------------------------------------------------------------------
COMMUNICATIONS: MOBILE (CONTINUED)
  (b,e)Occidente y Caribe,
         expiring 3/15/04                               145,000   U.S.$     91
                                                                  --------------
                                                                           104
                                                                  --------------
--------------------------------------------------------------------------------
MEDIA (0.0%)
  (b,e)XM Satellite Radio
         Holdings, Inc., expiring
         03/15/10                                         1,000             19
                                                                  --------------
--------------------------------------------------------------------------------
METALS (0.0%)
    (e)Republic Technologies International,
         expiring 07/15/09                                  720             --  @
                                                                  --------------
--------------------------------------------------------------------------------
UTILITIES (0.0%)
  (b,e)TNP Enterprises                                    1,475             44
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL WARRANTS
    (Cost U.S.$155)                                                        249
                                                                  --------------
--------------------------------------------------------------------------------

                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.6%)
--------------------------------------------------------------------------------
BILLS (0.1%)
    U.S. Treasury Bill, 03/15/01          U.S.$             100              99
                                                                  --------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.5%)
    (f)Chase Securities, Inc., 5.60%
         Dated 12/29/00, due
         01/02/01                                         3,954          3,954
                                                                  --------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.6%)
    (Cost U.S.$4,053)                                                    4,053
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
    (Cost U.S.$197,933)                                                156,708
                                                                  --------------
--------------------------------------------------------------------------------

                                                         AMOUNT         AMOUNT
                                                          (000)          (000)
--------------------------------------------------------------------------------
OTHER ASSETS
    Cash                                          U.S.$     202
    Interest Receivable                                   4,306
    Receivable for Investments Sold                       2,250
    Due from Broker                                          15
    Other Assets                                             11          6,784
                                                  -------------   --------------
--------------------------------------------------------------------------------

                                                           VALUE          VALUE
                                                           (000)          (000)
--------------------------------------------------------------------------------
LIABILITIES
    PAYABLE FOR:
      Reverse Repurchase Agreements               U.S.$ (53,042)
      Dividends Declared                                 (1,490)
      Investments Purchased                                (456)
      Net Unrealized Loss on Foreign
        Currency Exchange Contracts                        (435)
      Investment Advisory Fees                              (62)
      Directors' Fees and Expenses                          (57)
      Professional Fees                                     (53)
      Shareholder Reporting Expenses                        (37)
      Administrative Fees                                   (14)
      Custodian Fees                                         (5)
    Other Liabilities                                        (1)  U.S.$(55,652)
                                                  -------------   --------------
--------------------------------------------------------------------------------
NET ASSETS
    Applicable to 11,588,521, issued and
      outstanding U.S.$ 0.01 par value shares
      (100,000,000 shares authorized)                             U.S.$107,840
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$   9.31
                                                                  --------------
--------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
    Common Stock                                                  U.S.$    116
    Paid-in Capital                                                    155,300
    Undistributed Net Investment Income                                    401
    Accumulated Net Realized Loss                                       (6,365)
    Unrealized Depreciation on
      Investments and Foreign
      Currency Translations                                            (41,612)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  U.S.$107,840
                                                                  --------------
--------------------------------------------------------------------------------

(a) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2000. Maturity date disclosed is the ultimate maturity.
(b) -- 144A Security - certain conditions for public sale may exist.
(c) -- Denotes all or portion of securities subject to repurchase under
       Reverse Repurchase Agreements as of December 31, 2000 - See Note A-4 to financial statements.
(d) -- Security is in default.
(e) -- Non-income producing.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ - Value is less than U.S. $500.
ADR - American Depositary Receipt.
IO - Interest Only
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
  At December 31, 2000, the following futures contracts were open:

                                                                           NET
                         NUMBER          NOTIONAL                       UNREALIZED
                           OF             VALUE         EXPIRATION      GAIN/LOSS
                        CONTRACTS         (000)            DATE           (000)
                        ---------        --------       ----------      ----------
    LONG:
 10 Year U.S
Treasury Note                47        U.S.$  4,928       Mar-01        U.S.$  147
   SHORT:
 Long Gilt                   16               2,661       Mar-01                 6
                                                                        ----------
                                                                        U.S.$  153
                                                                        ==========

--------------------------------------------------------------------------------
DECEMBER 31, 2000 EXCHANGE RATES:
--------------------------------------------------------------------------------
EUR  Euro                                                     1.061 = U.S. $1.00
GBP  British Pound                                            0.670 = U.S. $1.00


--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at December 31, 2000, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                                    IN                      UNREALIZED
    TO                                     EXCHANGE                      GAIN
  DELIVER         VALUE      SETTLEMENT       FOR          VALUE        (LOSS)
   (000)          (000)         DATE         (000)         (000)         (000)
  --------        -----      ----------    --------        -----      ----------
  EUR 2,655    U.S.$ 2,496    01/30/01    U.S.$ 2,214    U.S.$ 2,214  U.S.$  (282)
  EUR   715            673    02/26/01    U.S.$   606            606          (67)
  EUR 1,840          2,752    02/05/01    U.S.$ 2,669          2,669          (83)
  GBP   165            247    02/05/01    U.S.$   247            247           --@
  GBP   250            374    02/12/01    U.S.$   356            356          (18)
U.S.$   277            277    01/30/01     EUR    295            277           --@
U.S.$   322            307    02/05/01     GBP    215            322           15
               -----------                               -----------  -----------
               U.S.$ 7,126                               U.S.$ 6,691  U.S.$  (435)
               ===========                               ===========  ===========
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                                                                           YEAR ENDED
                                                                                                       DECEMBER 31, 2000
STATEMENT OF OPERATIONS                                                                                      (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest ........................................................................................   U.S.$     19,333
    Dividends .......................................................................................                274
---------------------------------------------------------------------------------------------------------------------------
      Total Income ..................................................................................             19,607
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Interest Expense on Borrowings ..................................................................              3,668
    Investment Advisory Fees ........................................................................                922
    Administrative Fees .............................................................................                183
    Professional Fees ...............................................................................                108
    Shareholder Reporting Expenses ..................................................................                 67
    Transfer Agent Fees .............................................................................                 31
    Custodian Fees ..................................................................................                 18
    Directors' Fees and Expenses ....................................................................                  7
    Other Expenses ..................................................................................                 54
---------------------------------------------------------------------------------------------------------------------------
      Total Expenses ................................................................................              5,058
---------------------------------------------------------------------------------------------------------------------------
        Net Investment Income .......................................................................             14,549
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold ......................................................................             (4,973)
    Foreign Currency Transactions ...................................................................              1,012
    Futures Contracts ...............................................................................                297
---------------------------------------------------------------------------------------------------------------------------
      Net Realized Loss .............................................................................             (3,664)
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments .....................................................................            (35,033)
    Depreciation on Foreign Currency Translations ...................................................               (517)
    Appreciation on Futures Contracts ...............................................................                 45
---------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ................................................            (35,505)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation ................................            (39,169)
---------------------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................   U.S.$    (24,620)
===========================================================================================================================

                                                                                      YEAR ENDED           YEAR ENDED
                                                                                  DECEMBER 31, 2000    DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                                      (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income .......................................................    U.S.$    14,549      U.S.$    11,932
  Net Realized Gain (Loss) ....................................................             (3,664)                 182
  Change in Unrealized Appreciation/Depreciation ..............................            (35,505)              (3,224)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .............            (24,620)               8,890
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income .......................................................            (15,029)             (13,027)
  In Excess of Net Investment Income ..........................................                 --                 (112)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions .........................................................            (15,029)             (13,139)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (19,825 and 48,132 shares, respectively) ......                200                  658
  Common Stock Issued Through Rights Offering (2,720,275 shares in 1999) ......                 --               31,304
  Offering Costs ..............................................................                 --                 (364)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Capital Share Transactions ........                200               31,598
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ...................................................            (39,449)              27,349

Net Assets:
  Beginning of Period .........................................................            147,289              119,940
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed/(distributions in excess of) net
    investment income of U.S.$401 and U.S.$(112), respectively) ...............    U.S.$   107,840      U.S.$   147,289
===========================================================================================================================


    The accompanying notes are an integral part of the financial statements.

                                                                                                           YEAR ENDED
                                                                                                       DECEMBER 31, 2000
STATEMENT OF CASH FLOWS                                                                                      (000)
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Proceeds from Sales of Investments ..............................................................   U.S.$     65,560
    Purchases of Investments ........................................................................            (60,771)
    Net Increase in Short-Term Investments ..........................................................             (3,799)
    Net Realized Gain for Foreign Currency Transactions .............................................              1,012
    Investment Income ...............................................................................             16,353
    Interest Expense Paid ...........................................................................             (3,423)
    Operating Expenses Paid .........................................................................             (1,437)
---------------------------------------------------------------------------------------------------------------------------
    Net Cash Provided by Operating Activities .......................................................             13,495
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Net Cash Received for Reverse Repurchase Agreements .............................................              1,376
    Cash Dividends and Distributions Paid (net of reinvestment U.S.$200) ............................            (14,669)
---------------------------------------------------------------------------------------------------------------------------
    Net Cash Used for Financing Activities ..........................................................            (13,293)
---------------------------------------------------------------------------------------------------------------------------
    Net Increase in Cash ............................................................................                202

CASH AT BEGINNING OF PERIOD..........................................................................                 --
---------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD ...............................................................................   U.S.$        202
===========================================================================================================================
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
---------------------------------------------------------------------------------------------------------------------------
    Net Investment Income ...........................................................................   U.S.$     14,549
    Proceeds from Sales of Investments ..............................................................             65,560
    Purchases of Investments ........................................................................            (60,771)
    Net Increase in Short-Term Investments ..........................................................             (3,799)
    Net Realized Gain for Foreign Currency Transactions .............................................              1,012
    Net Decrease in Receivables Related to Operations ...............................................                286
    Net Increase in Payables Related to Operations ..................................................                201
    Accretion/Amortization of Discounts and Premiums ................................................             (3,543)
---------------------------------------------------------------------------------------------------------------------------
    Net Cash Provided by Operating Activities .......................................................   U.S.$     13,495
===========================================================================================================================




    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
AND RATIOS:

                                                                              YEARS ENDED DECEMBER 31,
                                                ------------------------------------------------------------------------------------
                                                      2000             1999             1998              1997           1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........    U.S.$  12.73     U.S.$  13.62     U.S.$  15.19      U.S.$  14.45     U.S.$  13.63
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income .......................            1.26             1.28             1.34              1.37             1.35
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................           (3.38)           (0.44)           (0.66)             1.21             0.89
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations ........           (2.12)            0.84             0.68              2.58             2.24
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income .....................           (1.30)           (1.37)           (1.40)            (1.36)           (1.42)
  In Excess of Net Investment Income ........              --            (0.01)           (0.02)               --               --
  Net Realized Gain .........................              --               --            (0.76)            (0.48)              --
  In Excess of Net Realized Gain ............              --               --            (0.07)               --               --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions .....................           (1.30)           (1.38)           (2.25)            (1.84)           (1.42)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares
  issued through Rights Offering ............              --            (0.32)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs ..............................              --            (0.03)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..............    U.S.$   9.31     U.S.$  12.73     U.S.$  13.62      U.S.$  15.19     U.S.$  14.45
====================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD .......    U.S.$   9.44     U.S.$  11.06     U.S.$  15.38      U.S.$  14.63     U.S.$  14.63
====================================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value ..............................           (3.97)%         (18.14)%+         11.15%            23.79%           25.92%
  Net Asset Value (1) .......................          (17.72)%           6.34%+           4.12%            18.48%           17.52%
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) .......    U.S.$107,840     U.S.$147,289     U.S.$119,940      U.S.$133,050     U.S.$126,330
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets .....            3.84%            2.99%            2.23%             2.76%            2.46%
Ratio of Expenses Excluding Interest
  Expense to Average Net Assets .............            1.05%            1.09%            1.10%             1.06%            1.12%
Ratio of Net Investment Income to Average
  Net Assets ................................           11.02%            9.43%            9.00%             8.98%            9.82%
Portfolio Turnover Rate .....................              35%              40%              78%               94%             136%
------------------------------------------------------------------------------------------------------------------------------------

+ This return does not include the effect of the rights issued in connection with the Rights offering.
(1)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.



    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
----------

    Morgan Stanley Dean Witter High Yield Fund, Inc. (the "Fund") was incorporated on September 23, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in high yield securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Statement of Net Assets.

    At December 31, 2000 the Fund had reverse repurchase agreements outstanding with Miller Anderson Sherrard as follows:

                                           MATURITY IN
                                            LESS THAN
                                            365 DAYS
                                           -----------
    Value of Securities Subject to
     Repurchase ......................    $ 51,571,000
    Liability Under Reverse
     Repurchase Agreement ............    $ 53,042,000
    Interest Rate ....................           7.08%

    The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 2000 was approximately $51,403,000 at a weighted average interest rate of 7.24%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
    Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

    The Fund may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

11. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2000, the Fund's investments in the derivative instruments described above included foreign currency exchange contracts and futures only.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the year ended December 31, 2000, the Fund made purchases and sales totaling, approximately $61,227,000 and $67,055,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2000, the Federal income tax cost basis of securities was $198,143,000 and, accordingly, net unrealized depreciation for Federal income tax purposes was $41,435,000 of which $3,600,000 related to appreciated securities and $45,035,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $5,534,000 available to offset future capital gains of which 1,337,000 will expire on December 31, 2007 and 4,197,000 will expire on December 31, 2008. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 2000, the Fund intends to elect to defer to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $469,000 and post-October capital losses of $476,000.

F. A substantial portion of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

G. The Fund issued to its shareholders of record as of the close of business on August 23, 1999 non-transferable Rights to subscribe for up to an aggregate of 2,960,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held. During October

1999, the Fund issued a total of 2,720,275 shares of Common Stock on exercise of such Rights at the subscription price of $11.71 per share, compared to a net asset value per share of $12.97 and a market value per share of $12.38. Additionally, a sales load of $0.20 has been charged to each share issued. Rights' offering costs of $364,000 were charged directly against the proceeds of the Rights Offering.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2000, the deferred fees payable, under the Plan, totaled approximately $57,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 2000, the Board of Directors declared a distribution of $0.1336 per share, derived from net investment income, payable on January 12, 2001, to shareholders of record on December 22, 2000.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

    For the year ended December 31, 2000, the percentage of dividends, as reported on Form 1099-DIV, that qualify for the 70% dividend paid deduction for corporate shareholders was 2%.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
----------
To the Shareholders and Board of Directors of Morgan Stanley Dean Witter High Yield Fund, Inc.


We have audited the accompanying statement of net assets of Morgan Stanley Dean Witter High Yield Fund, Inc. (the "Fund") as of December 31, 2000, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter High Yield Fund, Inc. at December 31, 2000, and the results of its operations and its cash flows, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund Shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                           Morgan Stanley Dean Witter High Yield Fund, Inc. American Stock Transfer & Trust Company
                           Dividend Reinvestment and Cash Purchase Plan
                           40 Wall Street
                           New York, NY 10005
                           1-800-278-4353